Exhibit 10.5.26

AMENDMENT No. 26

TO THE A320 FAMILY PURCHASE AGREEMENT

BETWEEN

ATLANTIC AIRCRAFT HOLDING UMITED

AIRBUS S.A.S.

[*] Represents material which has been redacted and filed seperately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

AMENDMENT No 26

This Amendment No 26 to the A320 Family Purchase Agreement dated as of March 19, 1998 (hereinafter referred to as: “Amendment No 26”) between AIRBUS S.A.S. and ATLANTIC AIRCRAFT HOLDING LIMITED is made as of the day of March, 2012.

BETWEEN

AIRBUS S.A.S., a societe par actions simplifiee, formerly known as Airbus G.I.E. created and existing under French law having its registered office at 1Rond-Point Maurice Bellante, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (hereinafter referred to as the “Seller”)

AND

ATLANTIC AIRCRAFT HOLDING LIMITED, having its principal office at c/o the Winterbotham Trust Company Limited, Winterbotham Place, Marlborough and Queen Streets. NASSAU, BAHAMAS (hereinafter referred to as the “Buyer”)

The Buyer and the Seller being together the “Parties” and each the “Party”.

WHEREAS

A -	The Buyer and the Seller have entered into an A320 Family Purchase Agreement dated March 19, 1998 (hereinafter referred to, together with its Exhibits and Letter Agreements as amended and supplemented from time to time, as the “Purchase Agreement’’) covering the purchase by the Buyer and the sale by the Seller of thirty two (32) A320 Family Aircraft No 1 to No 32 (the “Aircraft’’).

B -	The Buyer and the Seller have entered into an amendment No1 to the Purchase Agreement dated September 9, 1998 (the “Amendment No 1”), covering the [*] Firm A319-100 Aircraft (to December 1999 and January 2000).

C -	The Buyer and the Seller have entered into an amendment no 2 to the Purchase Agreement dated December 28, 1999 (the “Amendment No 2”) covering:

(i)	The [*] A32Q-200 Aircraft [*] and the

(ii)	[*] A320-200 Aircraft, and

(iii)	the [*] A320-200 Aircraft with three (3) previously Firm A320-200 Aircraft.

D -	[*] Simultaneously, the Buyer and the Seller have entered into an amendment no 3 (the “Amendment No 3”) to the Purchase Agreement dated December 29, 1999 covering the modification of certain provisions of the Letter Agreement No 1 of the Purchase Agreement.
[*]	Represents material which has been redacted and filed seperately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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E -	The Buyer and the Seller have entered into an amendment no 4 to the Purchase Agreement dated February 15,2000 (the “Amendment No 4”) covering:

(i)	the [*] A320-200 Aircraft [*] and its [*] A320-200 Aircraft, and

(ii)	the [*] A320-200 Aircraft [*] firm A319-100 Aircraft.

F -	The Buyer and the Seller have entered into amendment no 5 to the Purchase Agreement dated April 6, 2001 (the “Amendment No 5”) covering:

(i)	the [*] A320-200 Aircraft [*] Firm No 41) and the [*] A32Q-200 Aircraft (No 44), and

(ii)	the [*] A320-200 Aircraft ([*] Firm No 42)

(iii)	[*] Firm A319-100 Aircraft (Firm No 31).

(iv)	The [*] A320-200 Aircraft [*] Firm No 43) and the [*] iA320-200 Aircraft (No 46), and

(v)	the [*] A320-200 Aircraft (Firm No 44) Firm A319-100 Aircraft (Firm No 32).

G -	The Buyer and the Seller have entered into an amendment no 6 to the Purchase Agreement dated April 9, 2001 (the “Amendment No 6”) covering the rescheduling of certain Delivery Dates related to firm Aircraft No 13, 14 and 40 (all of which were scheduled to be delivered in December 2001) which [*] firm Aircraft No 45 (September 2001), No 46 (October 2001) and No 47 (October 2001) and additionally firm Aircraft No 18 [*] o an A320-200 Aircraft type.

H -	[*]

[*]

[*]	Represents material which has been redacted and filed seperately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

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J -	The Buyer and the Seller have entered into amendment no 9 to the Purchase Agreement dated December 6, 2002 (the “Amendment No 9”) covering the rescheduling of the Delivery Date of the firm Aircraft No 22 from August 2003 to June 2003.

K -	The Buyer and the Seller have entered into amendment no 10 to the Purchase Agreement dated October 30, 2003 (the “Amendment No 10”) covering the rescheduling of the Delivery Date of firm A320-200 Aircraft No 46 and 47 respectively from May and June 2004 to October and November 2004.

l -	The Buyer and the Seller have entered into an amendment no 11 to the Purchase Agreement dated November 18, 2004 (the “Amendment No 11”) covering simultaneously: (i) the termination of the [*], and (ii) the cancellation and termination of Amendment W3 [*] i stated in paragraph 1of letter Agreement W1 to the Purchase Agreement.

M -	The Buyer and the Seller have entered into an amendment no 12 to the Purchase Agreement dated November 18, 2004 (the “Amendment No 12”) covering:

(i)	the [*] of Aircraft W44, 17, 37 [*] A320 [*] A321 [*] and W18, 36 and 21 [*] A320 [*] A319, [*]

N -	The Buyer and the Seller have entered into an amendment no 13 to the Purchase Agreement dated November 18,2004 (the “Amendment No 13”), covering: [*]

O -	The Buyer and the Seller have entered into amendment no 14 to the Purchase Agreement dated February 28, 2006 (the “Amendment No 14”), covering:

(i)	[*],

(ii)	AIRMAN software,

(iii)	ADOC Job Cards Package, AOOC Consultation Package, and AirN@v and/or ADOC N@vigator Based Consultation

(iv)	[*].

P -	The Buyer and the Seller have entered into amendment no 15 to the Purchase Agreement dated June 22, 2007 (the “Amendment No 15”), covering: [*].

Q -	The Buyer and the Seller have entered Into amendment no 16 to the Purchase Agreement dated November 22, 2007 (the “Amendment No 16”), covering the order of three (3) additional A319-100 aircraft and twelve (12) additional A320-200 aircraft.

R -	The Buyer and the Seller have entered into amendment no 17 to the Purchase Agreement dated April 1st, 2008 (the “Amendment No 17”), to amend certain provisions of the [*].

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S -	The Buyer and the Seller have entered into amendment no 18 to the Purchase Agreement dated January 30th 2009 (the “Amendment No 18”), covering:

(i)	the rescheduling of the Delivery Dates of the Aircraft No 60 and 61,

(ii)	[*].

T -	The Buyer and the Seller have entered into amendment no 19 to the Purchase Agreement dated April 28th, 2009 (the “Amendment No 19”), covering:

(i)	the [*] of the Aircraft No 58, 62 and 65,

(ii)	the change of the Delivery Dates of the Aircraft No 58, 62 and 65,

U -	The Buyer and the Seller have entered into amendment no 20 to the Purchase Agreement dated February 10th 2010 (the “Amendment No 20’’), covering:

(i)	the rescheduling of the Delivery Dates of the Aircraft No 58 and 65,

(ii)	[*],

(iii)	[*].

V -	The Buyer and the Seller have entered into amendment no 21 to the Purchase Agreement dated 29 April, 2011(the “Amendment No 21”), covering the [*] of the Aircraft No 64.

W -	The Buyer and the Seller have entered into amendment no 22 to the Purchase Agreement dated 26 August, 2011(the “Amendment No 22”), covering:

(i)	the rescheduling of the Delivery Date of Aircraft No 61,

(ii)	the [*] and the rescheduling of the Delivery Dates of Aircraft No 66 and 67.

X -	The Buyer and the Seller have entered into amendment no 23 to the Purchase Agreement dated 25 October, 2011 (the “Amendment No 23”), covering:

(i)	the rescheduling of the Delivery Date of Aircraft No 58,

(ii)	the [*] and the rescheduling of the Delivery Dates of Aircraft No 68 and 69.

Y -	The Buyer and the Seller have entered into amendment no 24 to the Purchase Agreement dated March, 2012 (the “Amendment No 24”), covering:

(i)	the rescheduling of the Delivery Date of Aircraft No 5,

(ii)	the [*] and the rescheduling of the Delivery Dates of Aircraft No60, 70, 71, 72, 73, 74, 75 and 76.

Z -	The Buyer and the Seller have entered into amendment no 25 to the Purchase Agreement dated March, 2012 (the “Amendment No 25”), covering: (i) [*] (ii) [*]

AA -	The Buyer has requested to the Seller that certain Aircraft remaining on order from the Purchase Agreement be equipped with the new large sharklets wingtip device currently designed by the Seller.

AB -	As used hereafter, the terms “Purchase Agreement” and “A320 Family Purchase Agreement’’ mean the Purchase Agreement together with all Exhibits and schedules thereto as amended to date by Amendments No 1 to 25, inclusive.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

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1.	DEFINITIONS

For the purposes of this Amendment No 26, the A319-100, A320-200 and A321-200 ordered by the Buyer under the Purchase Agreement, scheduled for Delivery from 2012 onward, and bearing rank numbers 58, 60, 61, 64, 65, 66, 67, 68, 69, 70, 71, 72, 73, 74, 75 and 76, shall be collectively referred to as “TAl A320 Family Bacldoc Aircraft”.

Sharklets means a new large wingtip device, currently under development by the Seller, designed to enhance the eco-efficiency and payload range performance of the A320 family aircraft.

2.	SCOPE

As a result of AviancaTaca Holding S.A. (“AviancaTaca”) and Airbus S.A.S having entered into an A320 Family & A320 NEO Family Purchase Agreement covering the sale by Airbus S.A.S. and the purchase by AviancaTaca of fifty-one (51) A320 Family aircraft (the “AVTA 2011 Ordered Aircraft”), such agreement being dated as of the 27th December 2011 (the “AVTA 2011 Purchase Agreement”), [*] signed between AviancaTaca and Airbus S.A.S. on 22nd June 2011 (the “AVTA 2011 MoU”), the Parties have agreed that the scope of this Amendment No 26 is:

(i) to determine which TAl A320 Family Backlog Aircraft will be equipped with Sharklets,

(ii) to specify under which terms and conditions such Aircraft will be equipped with Sharklets.

3.	TAl A320 FAMILY BACKLOG AIRCRAFT EQUIPPED WITH SHARKLETS

3.1	The Buyer has informed the Seller of its Intention to have certain TAl A320 Family Backlog Aircraft equipped with Sharklets. The Seller confirms that, subject to the terms and conditions set forth in Clause 5 below, in particular, the signature by the parties of the SCN covering the installation of the Sharklets, the following TAl A320 Family Backlog Aircraft will be equipped with Sharldets (the “Sharkfet Equipped Aircraft”):

For the [*]:

•	TAl A320 Family Backlog Aircraft W60 (with a Scheduled Delivery Quarter of [*], as set forth in Clause 2 of Amendment No 24)

•	TAl A320 Family Backlog Aircraft No 67 (with a Scheduled Delivery Quarter of [*], as set forth in Clause 2 of Amendment No 22)

•

TAl A320 Family Backlog Aircraft W65 and Aircraft W69 (each with a Scheduled Delivery Quarter of, as set forth in Clause 2 of Amendment W24 for Aircraft No 65 and in Clause 2 of Amendment No 23 for Aircraft No 69)

•	TAl A320 Family Backlog Aircraft No 76 (with a Scheduled Delivery Quarter of [*], as set forth in Clause 2 of Amendment No 24)

•	TAl A320 Family Backlog Aircraft W68 (with a Scheduled Delivery Quarter of [*], as set forth in Clause 2 of Amendment No 23)

For the [*]:

•	TAl A320 Family Backlog Aircraft W72 and Aircraft W75 (each with a Scheduled Delivery Quarter of [*], as set forth in Clause 2 of Amendment No 24)

•	TAl A320 Family Backlog Aircraft No 71, Aircraft No 73 and Aircraft No 74 each with a Scheduled Delivery Quarter of [*], as set forth in Clause 2 of Amendment No 24)

•	TAl A320 Family Backlog Aircraft No 66 (with a Scheduled Delivery Quarter of [*], as set forth In Clause 2 of Amendment No 22).

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[*]

4.	CERTIFICATION OF THE SHARKLETS & TAl A319 AIRCRAFT No 70

4.1	The Buyer hereby acknowledges that the Sharklets are currently in the process of being developed by the Seller.

*[Two pages have been omitted in accordance with a request for confidential treatment.]

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6.	MISCELLANEOUS

It is hereby agreed that all terms and conditions of the Purchase Agreement, as amended hereby, including its Exhibits and Letter Agreements shall remain in full force and effect and shall apply to this Amendment No 26 except as expressly modified by this Amendment No 26.

In case of any inconsistency between this Amendment No 26 and the Purchase Agreement, this Amendment No 26 shall prevail.

This Amendment No 26 together with the Purchase Agreement, its Exhibits, Letter Agreements, and amendments to date contain the entire agreement between the Parties with respect to the subject matter hereof and supersede any previous understandings, commitments and/or representations whatsoever oral and written with respect to such subject matter.

This Amendment No 26 is executed in two original English counterparts, each of which is an original and both of which together evidence the same agreement. This Amendment No 26 shall not be varied or modified except by an instrument in writing executed by both Parties or by their duly authorised representatives.

This Amendment No 26 shall be governed by and construed and performance thereof shall be determined in accordance with the laws of France.

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IN WITNESS WHEREOF this Amendment No 26 was entered into the day and year above written.

ATLANTIC AIRCRAFT HOLDING LIMITED	AIRBUS S.A.S.

	By:	/s/ Christopher Mourey
Christopher Mourey
	Its:	Senior Vice President Contracts

A320 Family- TAI- Amendment No 26

Ref: CT1201242

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